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                   [KLEINFELD, KAPLAN AND BECKER LETTERHEAD]



                                                                   Exhibit 23.3


                                  CONSENT FORM


        The undersigned hereby consent to the use of our name and the statement with respect to us that appears under the heading "Experts" contained in the Registration Statement on Form S-3 and related Prospectus of Dura
Pharmaceuticals, Inc.


                                                   KLEINFELD, KAPLAN AND BECKER



                                                   By: /s/ Alan H. Kaplan
                                                       ------------------------
                                                           Alan H. Kaplan


Dated October 16, 1996